UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2023

Radian Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11356	23-2691170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 East Swedesford Road, Suite 350

Wayne, Pennsylvania, 19087

(Address of Principal Executive Offices, and Zip Code)

(215) 231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RDN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 15, 2022, Radian Group Inc. (the “Company”) entered into a Guaranty Agreement (the “Parent Guaranty”) in favor of Goldman Sachs Bank USA (“Goldman”) to guaranty the obligations of its subsidiaries Radian Mortgage Capital LLC ( “RMC”) and its wholly-owned subsidiary Radian Liberty Funding LLC (“Liberty”) in connection with a mortgage loan repurchase facility that RMC and Liberty entered into with Goldman pursuant to that certain Master Repurchase Agreement (the “MRA”), dated July 15, 2022, among Liberty, Goldman and RMC (the “Mortgage Financing Facility”). In addition to the Parent Guaranty, RMC guaranteed the obligations of Liberty under the MRA pursuant to a Guaranty and Security Agreement (the “RMC Guaranty”). The Mortgage Financing Facility is used to finance RMC’s acquisition of residential mortgage loan assets from correspondent lenders, subject to market conditions. The Mortgage Financing Facility is uncommitted, and Goldman is under no obligation to fund the purchase of any residential mortgage loan assets under this facility.

Also, as previously disclosed, on July 13, 2023, RMC, Liberty and Goldman entered into Amendment No. 1 to the MRA to extend the MRA termination date from July 14, 2023 to September 14, 2023 and to voluntarily reduce the size of the Mortgage Financing Facility from $300 million to $100 million.

On September 14, 2023, RMC, Liberty and Goldman entered into Amendment No. 2 to the MRA (the “Goldman MRA Amendment No. 2”) to extend the MRA termination date from September 14, 2023 to November 14, 2023. In all other respects the terms of the Mortgage Financing Facility, including the Parent Guaranty and the RMC Guaranty, remain unchanged.

The foregoing summary is qualified in its entirety by reference to the full text of the Goldman MRA Amendment No. 2, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 2 to Master Repurchase Agreement, dated as of September 14, 2023, by and among Goldman Sachs Bank USA, Radian Liberty Funding LLC and Radian Mortgage Capital LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: September 15, 2023

	By:	/s/ Liane Browne
Liane Browne
Deputy General Counsel